UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 1, 2015

GS Mortgage Securities Trust 2015-GS1
(Exact name of issuing entity)

GS Mortgage Securities Corporation II
(Exact name of the depositor as specified in its charter)
Goldman Sachs Mortgage Company
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsors as specified in their charters)

Delaware	333-191331-11	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 1, 2015, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Well Fargo Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C, Class D and Class X-D Certificates (collectively, the “Public Certificates”) and (ii) the Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $758,032,000, were sold to Goldman, Sachs & Co. (“GS&Co.”), Cantor Fitzgerald & Co. (“CF&Co.”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co. and CF&Co., in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 16, 2015 (the “Underwriting Agreement”), among the Depositor and the Underwriters. GS&Co. is acting as the lead manager. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated November 9, 2015, as supplemented by the Prospectus Supplement, dated November 17, 2015, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $62,571,932, were sold to GS&Co., Drexel and CF&Co. (together with GS&Co. and Drexel, in such capacities, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of November 16, 2015, between the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2015-GS1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 39 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 69 commercial, multifamily and manufactured housing community properties (the “Mortgaged Properties”). The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2015 (the “GSMC Purchase Agreement”), between the Depositor and GSMC and (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 2015 (together with the GSMC Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and CCRE.

Each of the Whole Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “South Plains Mall,” “Westin Boston Waterfront,” “Element LA,” “Glenbrook Square” and “GSA Portfolio” will be serviced and administered pursuant to (i) the Pooling and Servicing Agreement and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.6, 4.7, 4.8, 4.9 and 4.10, respectively.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “590 Madison Avenue” will be serviced (i) a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of November 10, 2015, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.5.

The Whole Loan secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Hammons Hotel Portfolio” will be serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of September 1, 2015, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Citibank, N.A., as certificate administrator and Situs Holdings, LLC, as operating advisor and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.11.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “DoubleTree Hotel Universal” will be serviced (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of October 1, 2015, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as certificate administrator and trustee and Pentalpha Surveillance LLC, as operating advisor and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.12.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GSMC and CCRE. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $6,125,358, were approximately $828,961,393. Of the expenses paid by the Depositor, approximately $958,876 were paid directly to affiliates of the Depositor, approximately $1,058,876 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $175,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,891,481 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor's Prospectus Supplement, dated November 17, 2015 to the Prospectus, dated November 9, 2015. The related registration statement (file no. 333-191331) was originally declared effective on October 21, 2013.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement, dated as of November 16, 2015, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Cantor Fitzgerald & Co. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.2	Trust and Servicing Agreement, dated as of November 10, 2015, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of September 1, 2015, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Citibank, N.A., as certificate administrator and Situs Holdings, LLC, as operating advisor.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of October 1, 2015, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as certificate administrator and trustee and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.5	Co-Lender Agreement, dated September 23, 2015, between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note B Holder.
Exhibit 4.6	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder.
Exhibit 4.7	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder.

Exhibit 4.8	Amended and Restated Co-Lender Agreement, dated as of October 9, 2015, between Cantor Commercial Real Estate Lending, L.P., as Note A-1A Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1B Holder, Goldman Sachs Mortgage Company, as Initial Note A-2A Holder and Goldman Sachs Mortgage Company, as Initial Note A-2B Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of December 1, 2015, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of December 1, 2015, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of September 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder.
Exhibit 4.12	Amended and Restated Co-Lender Agreement, dated as of December 1, 2015, by and among, U.S. Bank National Association, as Trustee for the registered holders of the GS Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34, as Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 1, 2015.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 1, 2015 (included as part of Exhibit 5).
Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.
Exhibit 10.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between Cantor Commercial Real Estate Lending, L.P. and GS Mortgage Securities Corporation II, pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to the depositor.
Exhibit 10.3	Primary Servicing Agreement, dated as of November 1, 2015, between Midland Loan Services, a Division of PNC Bank, National Association and Berkeley Point Capital LLC.
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 1, 2015 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 1, 2015	GS MORTGAGE SECURITIES
CORPORATION II

By: /s/ J. Theodore Borter
Name: J. Theodore Borter
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of November 16, 2015, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Cantor Fitzgerald & Co. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2015, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.2	Trust and Servicing Agreement, dated as of November 10, 2015, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator.	(E)
4.3	Pooling and Servicing Agreement, dated as of September 1, 2015, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Citibank, N.A., as certificate administrator and Situs Holdings, LLC, as operating advisor.	(E)
4.4	Pooling and Servicing Agreement, dated as of October 1, 2015, among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as certificate administrator and trustee and Pentalpha Surveillance LLC, as operating advisor.	(E)
4.5	Co-Lender Agreement, dated September 23, 2015, between Goldman Sachs Mortgage Company, as Initial	(E)
Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note B Holder.

4.6	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder.	(E)
4.7	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder.	(E)
4.8	Amended and Restated Co-Lender Agreement, dated as of October 9, 2015, between Cantor Commercial Real Estate Lending, L.P., as Note A-1A Holder, Cantor Commercial Real Estate Lending, L.P., as Note A-1B Holder, Goldman Sachs Mortgage Company, as Initial Note A-2A Holder and Goldman Sachs Mortgage Company, as Initial Note A-2B Holder.	(E)
4.9	Co-Lender Agreement, dated as of December 1, 2015, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.	(E)
4.10	Co-Lender Agreement, dated as of December 1, 2015, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder.	(E)
4.11	Co-Lender Agreement, dated as of September 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder.	(E)
4.12	Amended and Restated Co-Lender Agreement, dated as of December 1, 2015, by and among, U.S. Bank National Association, as Trustee for the registered holders of the GS Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34, as Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A 2 Holder and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder.	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 1, 2015	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 1, 2015 (included as part of Exhibit 5).	(E)
10.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.	(E)
10.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2015, between Cantor Commercial Real Estate Lending, L.P. and GS Mortgage Securities Corporation II, pursuant to which Cantor Commercial Real Estate Lending, L.P. sold certain mortgage loans to the depositor.	(E)
10.3	Primary Servicing Agreement, dated as of November 1, 2015, between Wells Fargo Bank, National Association and Berkeley Point Capital LLC.
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 1, 2015 (included as part of Exhibit 5).	(E)